UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549

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                            FORM 8-K


                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
                             of the
                 Securities Exchange Act of 1934


Date of Report (Date earliest event reported): February 25,1998
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                    PARKWAY PROPERTIES, INC.
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      (Exact name of Registrant as specified in its charter)



Maryland                      1-11533                   74-2123597
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(State or other       (Commission File Number)       (IRS Employer
jurisdiction of                                     Identification
incorporation)                                          Number)

One Jackson Place Suite 1000
  188 East Capitol Street
      P. O. Box 24647
    Jackson, Mississippi                                39225-4647
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Registrant's telephone number, including area code: (601) 948-4091
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   (Former name or former address, if changed since last report)




                            FORM 8-K

                    PARKWAY PROPERTIES, INC.


Item 2.  Acquisition or Disposition of Assets.

     On February 25, 1998, Parkway Portfolio I LLC, a limited liability corporation of which the sole member and Manager is Parkway Properties LP, a limited partnership in which Parkway Properties, Inc. is a 99% limited partner and a wholly-owned subsidiary is a 1% general partner, purchased a 13 building Southeastern office portfolio ("Southeastern Office Portfolio") comprising a total of approximately 1,470,000 net rentable square feet from Brookdale Investors, L.P., an Atlanta based real estate investment firm for $163,014,000 in cash. The total purchase price, including closing costs, anticipated capital expenditures and leasing commissions, is expected to be approximately $165,714,000. The Company funded the purchase with short-term bank borrowings of $85,000,000 from a consortium of banks led by Deposit Guaranty National Bank and $75,000,000 from NationsBank, NA. The interest rate on both loans is LIBOR plus 140 basis points, which equates to a rate of 7.025% today. In addition, two parcels of land were purchased for $1,575,000 in non-interest bearing notes receivables.


Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements

     The audited financial statement of the Southeastern Office
Portfolio for the year ended December 31, 1996 is incorporated by reference to the Registrant's Form 8-K dated and filed on February 18, 1998. Also incorporated is the unaudited financial statement for the nine months ended September 30, 1997.

     (b)  Pro Forma Consolidated Financial Statements

     The pro forma consolidated financial statements required are incorporated by reference to the Registrant's Form 8-K dated and filed on February 18, 1998.

     (c)  Exhibits

     (10) The Sale Agreement and Amendments between Brookdale Investors, L.P., a Delaware limited partnership, and Parkway Properties LP, a Delaware limited partnership is incorporated by reference to the Registrant's Form 8-K dated and filed February 18, 1998. Parkway agrees to furnish supplementally to the Securities and Exchange Commission on request a copy of any omitted schedule or exhibit to this agreement.




                            FORM 8-K

                    PARKWAY PROPERTIES, INC.


                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  February 27, 1998           PARKWAY PROPERTIES, INC.




                                    BY: /s/Sarah P. Clark
                                         Sarah P. Clark
                                         Senior Vice President,
                                         Chief Financial Officer,
                                         Treasurer and Secretary